UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)               February 1, 2011
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                         801 Lakeview Drive, Suite 100
                         Blue Bell, Pennsylvania  19422
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_______________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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EXPLANATORY NOTE

Unisys Corporation is filing this amendment to its Current Report on Form 8-K, as filed with the SEC on February 1, 2011, to refurnish the press release attached as Exhibit 99 in order to correct a wording error in the second sentence of the second paragraph of the press release. The affected words are capitalized below.

This sentence has been corrected to read "The company reported full-year 2010 income from continuing operations before income taxes of $222.9 million compared with $218.2 million FOR FULL-YEAR 2009." In the original press release, this sentence read "The company reported full-year 2010 income from continuing operations before income taxes of $222.9 million compared with $218.2 million IN THE FOURTH QUARTER OF 2009." All other information included in the original filing is unchanged.


Item 2.02.  Results of Operations and Financial Condition.

On February 1, 2011, Unisys Corporation issued a news release to report its financial results for the quarter and year ended December 31, 2010. The release is furnished as Exhibit 99 to this Current Report.

The information in this Current Report, including the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying Exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by Unisys Corporation, whether before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.


Item 9.01.    Financial Statements and Exhibits.

(d)  The following exhibit is being furnished herewith:

     99   News Release, dated February 1, 2011, of Unisys Corporation






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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: February 2, 2011                            By: /s/ Janet B. Haugen
                                                      -------------------
                                                      Janet B. Haugen
                                                      Senior Vice President and
                                                      Chief Financial Officer










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                              EXHIBIT INDEX
                              -------------


Exhibit
No.
------

99    News Release, dated February 1, 2011, of Unisys Corporation